Exhibit 99.1

Mallinckrodt Pharmaceuticals

C/O MALLINCKRODT PLC
COMPANY SECRETARY
COLLEGE BUSINESS & TECHNOLOGY PARK
CRUISERATH, BLANCHARDSTOWN
DUBLIN 15, IRELAND

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. U.S. Eastern Time on [June 12, 2025]. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. U.S. Eastern Time on [June 12, 2025]. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Mallinckrodt plc, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by 11:59 p.m. U.S. Eastern Time on [June 12, 2025].

If you transmit your voting instructions by the internet or by telephone, you do NOT need to mail back your proxy card.

SEPARATE PROXIES ARE ENCLOSED FOR YOUR RESPECTIVE COURT MEETING AND THE EXTRAORDINARY GENERAL MEETING. PLEASE ENSURE THAT YOU VOTE BOTH PROXIES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V75298-S14359 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MALLINCKRODT PLC

First List Shareholders' Court Meeting Proxy Card

The Board of Directors recommends you vote FOR the following resolution at the First List Shareholders' Court Meeting:	**For**	**Against**	**Abstain**
1. **THAT** the scheme of arrangement (a copy of which will be produced at the meeting and for the purposes of identification signed by the chair thereof) in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court be approved.	☐	☐	☐

	Yes	**No**
Please indicate if you plan to attend the meeting.	☐	☐

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the shareholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V75299-S14359 Court Meeting of the First List Shareholders [Friday, June 13, 2025, 9:00 a.m., local time] Arthur Cox LLP Ten Earlsfort Terrace Dublin 2, D02 T380, Ireland Important Notice Regarding the Availability of Proxy Materials for the Court Meeting of the First List Shareholders: Notice and Joint Proxy Statement / Prospectus, including resolutions, are available at www.proxyvote.com and in the Investor Relations section of our website at www.mallinckrodt.com. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS COURT MEETING OF THE FIRST LIST SHAREHOLDERS [JUNE 13, 2025] The undersigned hereby appoint(s) Sigurdur O. Olafsson and Mark A. Tyndall, or either of them, as proxies, each with full power of substitution, and hereby authorize(s) them to represent and to vote all of the Ordinary Shares of Mallinckrodt plc that the shareholder(s) is/are entitled to vote at the Court Meeting of the First List Shareholders to be held at [9:00 a.m., local time on Friday, June 13, 2025], at the office of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, and any adjournment or postponement thereof, as indicated on the reverse side of this proxy card with respect to the resolution set forth in the proxy statement and, in their discretion, upon any and all other matters that may properly come before the meeting or any adjournment or postponement of the meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. IF YOU ARE NOT VOTING ON THE INTERNET OR BY TELEPHONE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. C/O MALLINCKRODT PLC COMPANY SECRETARY COLLEGE BUSINESS & TECHNOLOGY PARK CRUISERATH, BLANCHARDSTOWN DUBLIN 15, IRELAND MALLINCKRODT PLC Second Designator Shareholders' Court Meeting Proxy Card The Board of Directors recommends you vote FOR the following resolution at the Second Designator Shareholders' Court Meeting: 1. THAT the scheme of arrangement (a copy of which will be produced at the meeting and for the purposes of identification signed by the chair thereof) in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court be approved. VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. U.S. Eastern Time on [June 12, 2025]. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. U.S. Eastern Time on [June 12, 2025]. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Mallinckrodt plc, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by 11:59 p.m. U.S. Eastern Time on [June 12, 2025]. If you transmit your voting instructions by the internet or by telephone, you do NOT need to mail back your proxy card. SEPARATE PROXIES ARE ENCLOSED FOR YOUR RESPECTIVE COURT MEETING AND THE EXTRAORDINARY GENERAL MEETING. PLEASE ENSURE THAT YOU VOTE BOTH PROXIES. V75302-S14360 For Against Abstain ! ! ! ! ! Yes No Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the shareholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title. Please indicate if you plan to attend the meeting. SCAN TO VIEW MATERIALS & VOTEw

V75303-S14360 Court Meeting of the Second Designator Shareholders [Friday, June 13, 2025, 9:10 a.m., local time] Arthur Cox LLP Ten Earlsfort Terrace Dublin 2, D02 T380, Ireland Important Notice Regarding the Availability of Proxy Materials for the Court Meeting of the Second Designator Shareholders: Notice and Joint Proxy Statement/ Prospectus Statement, including resolutions, available at www.proxyvote.com and in the Investor Relations section of our website at www.mallinckrodt.com. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS COURT MEETING OF THE SECOND DESIGNATOR SHAREHOLDERS [JUNE 13, 2025] The undersigned hereby appoint(s) Sigurdur O. Olafsson and Mark A. Tyndall, or either of them, as proxies, each with full power of substitution, and hereby authorize(s) them to represent and to vote all of the Ordinary Shares of Mallinckrodt plc that the shareholder(s) is/are entitled to vote at the Court Meeting of the Second Designator Shareholders to be held at [9:10 a.m., local time on Friday, June 13, 2025], at the office of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, and any adjournment or postponement thereof, as indicated on the reverse side of this proxy card with respect to the resolution set forth in the proxy statement and, in their discretion, upon any and all other matters that may properly come before the meeting or any adjournment or postponement of the meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. IF YOU ARE NOT VOTING ON THE INTERNET OR BY TELEPHONE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. C/O MALLINCKRODT PLC COMPANY SECRETARY COLLEGE BUSINESS & TECHNOLOGY PARK CRUISERATH, BLANCHARDSTOWN DUBLIN 15, IRELAND VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. U.S. Eastern Time on [June 12, 2025]. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. U.S. Eastern Time on [June 12, 2025]. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Mallinckrodt plc, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by 11:59 p.m. U.S. Eastern Time on [June 12, 2025]. If you transmit your voting instructions by the internet or by telephone, you do NOT need to mail back your proxy card. SEPARATE PROXIES ARE ENCLOSED FOR YOUR RESPECTIVE COURT MEETING AND THE EXTRAORDINARY GENERAL MEETING. PLEASE ENSURE THAT YOU VOTE BOTH PROXIES. MALLINCKRODT PLC Third Designator Shareholders' Court Meeting Proxy Card The Board of Directors recommends you vote FOR the following resolution at the Third Designator Shareholders' Court Meeting: 1. THAT the scheme of arrangement (a copy of which will be produced at the meeting and for the purposes of identification signed by the chair thereof) in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court be approved. V75300-S14361 For Against Abstain ! ! ! ! ! Yes No Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the shareholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title. Please indicate if you plan to attend the meeting. SCAN TO VIEW MATERIALS & VOTEw

V75301-S14361 Court Meeting of the Third Designator Shareholders [Friday, June 13, 2025, 9:20 a.m., local time] Arthur Cox LLP Ten Earlsfort Terrace Dublin 2, D02 T380, Ireland Important Notice Regarding the Availability of Proxy Materials for the Court Meeting of the Third Designator Shareholders: Notice and Joint Proxy Statement/Prospectus, including resolutions, are available at www.proxyvote.com and in the Investor Relations section of our website at www.mallinckrodt.com. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS COURT MEETING OF THE THIRD DESIGNATOR SHAREHOLDERS [JUNE 13, 2025] The undersigned hereby appoint(s) Sigurdur O. Olafsson and Mark A. Tyndall, or either of them, as proxies, each with full power of substitution, and hereby authorize(s) them to represent and to vote all of the Ordinary Shares of Mallinckrodt plc that the shareholder(s) is/are entitled to vote at the Court Meeting of the Third Designator Shareholders to be held at [9:20 a.m., local time on Friday, June 13, 2025], at the office of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, and any adjournment or postponement thereof, as indicated on the reverse side of this proxy card with respect to the resolution set forth in the proxy statement and, in their discretion, upon any and all other matters that may properly come before the meeting or any adjournment or postponement of the meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. IF YOU ARE NOT VOTING ON THE INTERNET OR BY TELEPHONE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. C/O MALLINCKRODT PLC COMPANY SECRETARY COLLEGE BUSINESS & TECHNOLOGY PARK CRUISERATH, BLANCHARDSTOWN DUBLIN 15, IRELAND VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. U.S. Eastern Time on [June 12, 2025]. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. U.S. Eastern Time on [June 12, 2025]. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Mallinckrodt plc, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by 11:59 p.m. U.S. Eastern Time on [June 12, 2025]. If you transmit your voting instructions by the internet or by telephone, you do NOT need to mail back your proxy card. SEPARATE PROXIES ARE ENCLOSED FOR YOUR RESPECTIVE COURT MEETING AND THE EXTRAORDINARY GENERAL MEETING. PLEASE ENSURE THAT YOU VOTE BOTH PROXIES. MALLINCKRODT PLC Non-Designated Shareholders' Court Meeting Proxy Card The Board of Directors recommends you vote FOR the following resolution at the Non-Designated Shareholders' Court Meeting: 1. THAT the scheme of arrangement (a copy of which will be produced at the meeting and for the purposes of identification signed by the chair thereof) in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court be approved. V75304-S14362 For Against Abstain ! ! ! ! ! Yes No Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the shareholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title. Please indicate if you plan to attend the meeting. SCAN TO VIEW MATERIALS & VOTEw

V75305-S14362 Court Meeting of the Non-designated Shareholders [Friday, June 13, 2025, 9:30 a.m., local time] Arthur Cox LLP Ten Earlsfort Terrace Dublin 2, D02 T380, Ireland Important Notice Regarding the Availability of Proxy Materials for the Court Meeting of the Non-designated Shareholders: Notice and Joint Proxy Statement / Prospectus, including resolutions, are available at www.proxyvote.com and in the Investor Relations section of our website at www.mallinckrodt.com. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS COURT MEETING OF THE NON-DESIGNATED SHAREHOLDERS [JUNE 13, 2025] The undersigned hereby appoint(s) Sigurdur O. Olafsson and Mark A. Tyndall, or either of them, as proxies, each with full power of substitution, and hereby authorize(s) them to represent and to vote all of the Ordinary Shares of Mallinckrodt plc that the shareholder(s) is/are entitled to vote at the Court Meeting of the Non-designated Shareholders to be held at [9:30 a.m., local time on Friday, June 13, 2025], at the office of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, and any adjournment or postponement thereof, as indicated on the reverse side of this proxy card with respect to the resolution set forth in the proxy statement and, in their discretion, upon any and all other matters that may properly come before the meeting or any adjournment or postponement of the meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. IF YOU ARE NOT VOTING ON THE INTERNET OR BY TELEPHONE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side